UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2016 (August 3, 2016)

ALLERGAN PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36867	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clonshaugh Business and Technology Park

Coolock, Dublin, D17 E400, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02	Results of Operations and Financial Condition.

As described in Item 7.01 below, on August 3, 2016, Allergan plc (the “Company”) issued a press release and supplemental information regarding the proposed sale of the Company’s ANDA distribution business each including certain financial results for the ANDA distribution business segment for the three months ended June 30, 2016. A copy of each of the press release and supplemental information is attached to this report as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

The information in this Item 2.02, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On August 3, 2016, the Company issued a press release announcing that it has entered into a definitive agreement under which Teva Pharmaceutical Industries Ltd. will acquire the Company’s ANDA distribution business for $500 million. Completion of the transaction is subject to customary conditions, including antitrust clearance in the United States.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company also provided supplemental information to investors regarding the proposed ANDA transaction. A copy of the supplemental information is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

d. Exhibits:

99.1	Press Release of Allergan plc entitled “Allergan Announces Sale of Anda Distribution Business to Teva Pharmaceuticals” dated August 3, 2016.

99.2	Supplemental information entitled “Anda Divestiture – Investor/Analyst FAQs”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2016	Allergan plc

	By:	/s/ A. Robert D. Bailey
A. Robert D. Bailey
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Allergan plc entitled “Allergan Announces Sale of Anda Distribution Business to Teva Pharmaceuticals” dated August 3, 2016.

99.2	Supplemental information entitled “Anda Divestiture – Investor/Analyst FAQs”.